EXHIBIT 99.1

CERTIFICATION PERSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PERSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of HydroMaid International, Inc. (the “Company”) for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Vice President / Director and Controller of the Company each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002

/s/ Mark S. Brewer
Mark S. Brewer Vice President / Director

/s/ Daron Smith
Daron Smith Controller (Principal Accountant)

* The positions of Chief Executive and Chief Financial Officers are currently vacant.